Morgan Stanley All Star Growth Fund
                          Item 77(O) 10F-3 Transactions
                        August 31, 2003 - January 31, 2004



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
IPass Inc.  07/23/  7,000,   $14.00 $98,000,    500   0.007%   0.00
              03      000              000                      4%     Morgan
                                                                      Stanley,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                     Boston, SG
                                                                     Cowen and
                                                                       Thomas
                                                                       Weisel
                                                                      Partners
                                                                        LLC

                                                                       Morgan
 Seagate                                                              Stanley,
Technology  07/24/  60,000   $18.75 $1,125,0   3,500  0.006%   0.03  JP Morgan,
 Holdings     03     ,000              00,                      4%   Citigroup,
                                       000                            Goldman
                                                                      Sachs &
                                                                      Co, Bear
                                                                     Stearns &
                                                                      Co Inc,
                                                                       Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                     Lynch & Co
                                                                     and Thomas
                                                                       Weisel
                                                                      Partners



 Amphenol   08/15/  8,700,   $50.00 $435,000    700   0.008%   0.25  Citigroup,
              03      000             ,000                      6%    Merrill
                                                                      Lynch &
                                                                     Co, Morgan
                                                                      Stanley,
                                                                       Lehman
                                                                     Brothers,
                                                                        UBS
                                                                     Investment
                                                                       Bank,
                                                                      Deutsche
                                                                      Bank, JP
                                                                     Morgan and
                                                                       Thomas
                                                                       Weisel
                                                                      Partners
                                                                        LLC